Exhibit 99.01

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF CALIFORNIA

In re: LIBERATE TECHNOLOGIES	Case No.	04-31394

CHAPTER 11
MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

	MONTH ENDED:	July 31, 2004	PETITION DATE:	April 30, 2004

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

	Dollars reported in	$1

2.	Asset and Liability Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$216,401,927	$218,315,909
	b. Total Assets	$224,743,928	$226,493,927	$231,576,772
	c. Current Liabilities	$9,638,996	$9,041,660
	d. Total Liabilities	$29,316,113	$28,800,770	$51,408,340

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$641,036	$842,067	$2,101,764
	b. Total Disbursements	$2,143,434	$2,130,740	$6,223,700
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(1,502,398)	$(1,288,673)	$(4,121,936)
	d. Cash Balance Beginning of Month	$203,761,621	$205,050,294	$206,381,159
	e. Cash Balance End of Month (c + d)	$202,259,223	$203,761,621	$202,259,223

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$(2,621,630)	$(3,026,108)	$(3,004,103)
5.	Account Receivables (Pre and Post Petition)	$2,364,657	$2,663,688
6.	Post-Petition Liabilities	$9,638,996	$9,041,660
7.	Past Due Post-Petition Account Payables (over 30 days)	$15,986	$21,708

At the end of this reporting month:		Yes	No
8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

☒
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	☒
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	☒
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	☒
12.	Is the estate insured for replacement cost of assets and for general liability?	☒
13.	Are a plan and disclosure statement on file?	☒
14.	Was there any post-petition borrowing during this reporting period?		☒

15.	Check if paid: Post-petition taxes	☒	; U.S. Trustee Quarterly Fees	; Check if filing is current for: Post-petition
	tax reporting and tax returns:	☒	.
(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

1.             Total assets and total liabilities as of petition filing as indicated in items 2.b. and 2.d. above are based on our unaudited financial statements as of April 30, 2004, the date of our petition, adjusted for the fair value of our property and equipment and investment in subsidiaries.  The adjusted total liabilities as of April 30, 2004 included an accrual of excess facilities charges of approximately $26 million previously recorded as a result of several restructurings.

2.             The attached Balance Sheet and the Statement of Operations are only related to our U.S. entity which filed a voluntary petition under Chapter 11 and do not include our foreign subsidiaries.  Accordingly, these financial statements do not represent the consolidated financial condition and result of operations which we normally report in our SEC filings.

3.             Financial forecasts for the months of July and August 2004 provided in the attached Statement of Operations are based on our current estimates of revenues and expenses.  These estimates may not include all adjustments that are necessary for reporting under generally accepted accounting principles.  Actual results may differ materially from our estimates.

4.             The attached financial statements do not account for (i) the contingent liabilities that are listed in the Second Amended List of Creditors Holding 30 Largest Unsecured Claims, inclusive of a disputed claim by our former landlord and various contingent litigation claims and (ii) other contingent liabilities identified in proofs of claims filed in connection with the Chapter 11 proceeding.

5.             Certain historical financial information provided in this monthly operating report is derived from our unaudited financial statements as of and for the month ended July 31, 2004.  Therefore, certain historical financial information contained in this report may be subject to adjustment.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:
Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	July 31, 2004

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance
					Revenues:
$46,380	$200,000	$(153,620)		1	Gross Sales	$3,493,575	$650,000
		$—		2	less: Sales Returns & Allowances
$46,380	$200,000	$(153,620)		3	Net Sales	$3,493,575	$650,000
$—		$—		4	less: Cost of Goods Sold (Schedule ‘B’)
$46,380	$200,000	$(153,620)		5	Gross Profit	$3,493,575	$650,000
$173,275	$130,000	$43,275		6	Interest	$478,607	$170,000
		$—		7	Other Income:
		$—		8
		$—		9

$219,655	$330,000	$(110,345)		10	Total Revenues	$3,972,182	$820,000

					Expenses:
$201,354	$160,000	$(41,354	)(a)	11	Compensation to Owner(s)/Officer(s)	$637,198	$200,000
$323,331	$661,734	$338,403	(b)	12	Salaries	$666,427	$411,263
$—	$—	$—		13	Commissions	$(8,052)
$97,824	$129,798	$31,974	(c)	14	Contract Labor	$147,152	$142,778
					Rent/Lease:
		$—		15	Personal Property	$—
$26,270	$26,269	$(1)		16	Real Property	$219,109	$26,269
$87,343	$110,833	$23,490		17	Insurance	$140,512	$110,833
$1,040,981	$1,200,000	$159,019		18	Management Fees	$4,291,576	$1,200,000
$28,212	$81,187	$52,975	(d)	19	Depreciation	$45,486	$27,500
					Taxes:
$33,264	$40,000	$6,736		20	Employer Payroll Taxes	$93,338	$25,000
		$—		21	Real Property Taxes	$—
$14,360	$13,750	$(610)		22	Other Taxes	$84,312	$13,750
		$—		23	Other Selling
		$—		24	Other Administrative
$10,735	$11,000	$265		25	Interest	$29,822	$11,000
$557,095	$826,076	$268,981		26	Other Expenses:	$(182,391)	$(41,099)
		$—		27
		$—		28
		$—		29
		$—		30
		$—		31
		$—		32
		$—		33
		$—		34

$2,420,769	$3,260,647	$839,878		35	Total Expenses	$6,164,489	$2,127,294

$(2,201,114)	$(2,930,647)	$729,533		36	Subtotal	$(2,192,307)	$(1,307,294)

					Reorganization Items:
$(439,190)	$(225,000)	$214,190		37	Professional Fees	$(947,690)	$(400,000)
		$—		38	Provisions for Rejected Executory Contracts
$18,674	$25,000	$(6,326)		39	Interest Earned on Accumulated Cash from	$63,897	$20,000
					Resulting Chp 11 Case
		$—		40	Gain or (Loss) from Sale of Equipment
		$—		41	U.S. Trustee Quarterly Fees
		$—		42

$(420,516)	$(200,000)	$(220,516)		43	Total Reorganization Items	$(883,793)	$(380,000)

$(2,621,630)	$(3,130,647)	$509,017		44	Net Profit (Loss) Before Federal & State Taxes	$(3,076,100)	$(1,687,294)
		$—		45	Federal & State Income Taxes	$(71,997)

$(2,621,630)	$(3,130,647)	$509,017		46	Net Profit (Loss)	$(3,004,103)	$(1,687,294)

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

LIBERATE TECHNOLOGIES

SUPPLEMENTAL SCHEDULE FOR STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended	July 31, 2004

Details of Other Expenses (line 26):

Current Month						Cumulative (Case to Date)	Next Month Forecast
Actual	Forecast	Variance

				26	Other Expenses:
$298,566	$298,566	$—			Amortization of warrants	$—	$(597,132)
	$—	$—			Bad debt expense	$(554,472)
$38,953	$52,029	$13,076			Computers, voice and data	$282,162	$52,029
	$—	$—			Excess facilities charges	$1,972,581
$34,437	$13,905	$(20,532	)(e)		Facility charges	$188,723	$15,405
$(271,480)	$—	$271,480	(f)		Foreign currency transaction gain, net	$(587,331)
$174,151	$200,000	$25,849			Professional fees	$(672,693)	$200,000
$(4,357)	$—	$4,357			Write-down of fixed assets	$79,095
$133,797	$100,000	$(33,797	)(g)		Intercompany Projects billings	$419,510	$125,000
$153,028	$161,576	$8,548			Miscellaneous	$(1,309,966)	$163,599

$557,095	$826,076	$268,981				$(182,391)	$(41,099)

Explanation of Variances:

(a)     The expense for July includes $60,000 of amortization of deferred stock compensation that was not included in the forecast amount.

(b)     Several employees have left the company since May 2004 and we have not replaced them all.  We also over estimated salary expense for July 2004.

(c)     In July 2004, we continued to utilize contract labor to fill certain open positions that had previously been filled by employees.

(d)     The forecast was prepared before completion of the fixed asset inventory in the quarter ended May 31, 2004, and therefore does not reflect the results of this inventory.

(e)     Most of the overage relates to excess electricity charges at the San Mateo, California office.

(f)       In June 2004, we recorded a net foreign currency transaction gain of approximately $327,000.  Traditionally, we have incurred a net foreign currency transaction gain or loss in the range of $200,000 to $600,000 a month.  Due to the uncertainty related to currency fluctuations, we do not include this item in our monthly forecast.

BALANCE SHEET

(General Business Case)

For the Month Ended	July 31, 2004

			From Schedules	Market Value
	Assets

		Current Assets

1		Cash and cash equivalents - unrestricted		$202,259,223
2		Cash and cash equivalents - restricted		$10,346,838
3		Accounts receivable (net)	A	$2,364,657
4		Inventory	B	$—
5		Prepaid expenses		$906,890
6		Professional retainers		$524,319
7		Other:
8

9		Total Current Assets		$216,401,927

		Property and Equipment (Market Value)

10		Real property	C	$—
11		Machinery and equipment	D	$104,088
12		Furniture and fixtures	D	$3,292
13		Office equipment	D	$48,466
14		Leasehold improvements	D	$349,530
15		Vehicles	D	$10,386
16		Other:	D
17			D
18			D
19			D
20			D

21		Total Property and Equipment		$515,762

		Other Assets

22		Loans to shareholders
23		Loans to affiliates
24		Investment in Subsidiaries		$7,772,408
25		Other		$53,831
26
27
28		Total Other Assets		$7,826,239

29		Total Assets		$224,743,928

NOTE:

Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

1.               The market value of current assets approximates their book value as of July 31, 2004 due to the short-term nature of these assets.

2.               The market value of the investment in subsidiaries consists of the aggregate balance of the subsidiaries’ cash and cash equivalents, net of their total liabilities, and the estimated market value of their property and equipment, which approximates 5% of the total cost of the property and equipment.

3.               See Schedule D for discussion of the market value of property and equipment.

Liabilities and Equity

(General Business Case)

	Liabilities From Schedules

	Post-Petition

		Current Liabilities

30		Salaries and wages
31		Payroll taxes
32		Real and personal property taxes
33		Income taxes
34		Sales taxes
35		Notes payable (short term) - See Note 1		$1,217,846
36		Accounts payable (trade)	A	$102,192
37		Real property lease arrearage
38		Personal property lease arrearage
39		Accrued professional fees		$1,472,172
40		Current portion of long-term post-petition debt (due within 12 months)
41	Other:	Deferred Revenue		$5,971,073
42		Miscellaneous		$875,713
43

44		Total Current Liabilities		$9,638,996

45		Long-Term Post-Petition Debt, Net of Current Portion

46		Total Post-Petition Liabilities		$9,638,996

	Pre-Petition Liabilities (allowed amount)

47		Secured claims	F	$8,204,174
48		Priority unsecured claims	F	$152,187
49		General unsecured claims	F	$11,320,756

50		Total Pre-Petition Liabilities		$19,677,117

51		Total Liabilities		$29,316,113

	Equity (Deficit)

52		Retained Earnings/(Deficit) at time of filing		$(1,295,239,896)
53		Capital Stock		$1,057,326
54		Additional paid-in capital		$1,502,603,326
55		Cumulative profit/(loss) since filing of case		$(3,004,103)
56		Post-petition contributions/(distributions) or (draws)
57		Deferred stock compensation		$(8,175,648)
		Unrealized gain(loss) on investments held for sale		$(30,484)
58		Market value adjustment		$(1,782,706)

59		Total Equity (Deficit)		$195,427,815

60	Total Liabilities and Equity (Deficit)			$224,743,928

1.               The lease agreement for our former headquarters in San Carlos, California, requires that we maintain an irrevocable letter of credit with Wells Fargo Bank in the amount of $8.8 million as a security deposit.  We vacated this facility in March 2004 and ceased rent payment effective April 1, 2004.  Our former landlord has since drawn against the letter of credit for the unpaid rent, net of sublease income from the facility.  As of July 31, 2004, we had a short-term borrowing of $1,217,846 from Wells Fargo Bank for the amounts drawn by our former landlord against the letter of credit but not yet repaid by us to Wells Fargo Bank.

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable and (Net) Payable

Receivables and Payables Agings	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
0 -30 Days	$806,709	$86,206
31-60 Days	$7,697	$15,986
61-90 Days	$999,827		$15,986
91+ Days	$579,797
Total accounts receivable/payable	$2,394,030	$102,192
Allowance for doubtful accounts	$29,373
Accounts receivable (net)	$2,364,657

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)	Inventory(ies) Balance at End of Month	Cost of Goods Sold
Inventory Beginning of Month
Add -
Retail/Restaurants -		Net purchase
Product for resale		Direct labor
Manufacturing overhead
Distribution -		Freight in
Products for resale		Other:

Manufacturer -
Raw Materials
Work-in-progress		Less -
Finished goods		Inventory End of Month
Shrinkage
Other - Explain		Personal Use

		Cost of Goods Sold	$0
TOTAL	$0

Method of Inventory Control		Inventory Valuation Methods
Do you have a functioning perpetual inventory system?		Indicate by a checkmark method of inventory used.
Yes ☐ No ☐
How often do you take a complete physical inventory?		Valuation methods -
FIFO cost
Weekly		LIFO cost
Monthly		Lower of cost or market
Quarterly		Retail method
Semi-annually		Other
Annually		Explain
Date of last physical inventory was

Date of next physical inventory is

Schedule C

Real Property

		Cost	Market Value
Description

Total		$0	$0

Schedule D Other Depreciable Assets

		Cost	Market Value
Description
Machinery & Equipment -
Computer and Network Equipment		$2,351,284	$104,088

Total		$2,351,284	$104,088

Furniture & Fixtures -
Office Furniture and Cubicles
		$14,937	$3,292

Total		$14,937	$3,292

Office Equipment -
Office Equipment		$119,327	$48,466

Total		$119,327	$48,466

Leasehold Improvements -
Leasehold Improvements for Corporate Office		$400,767	$349,530

Total		$400,767	$349,530

Other -
Purchased Software		$3,815,355	$10,386

Total		$3,815,355	$10,386

	Grand Total	$6,701,670	$515,762

Note:

The market value of each asset category indicated above is based on the net book value (cost minus accumulated depreciation) of the corresponding asset as of July 31, 2004.  We believe that the asset's net book value represents a reasonable estimate of its market value, considering the age of the asset and the current resale market.  In addition, we recently completed a physical count of all fixed assets on hand and recorded necessary adjustments to true up our current records to actual.  Leasehold improvements are related to our current headquarters in San Mateo, California, and are amortized over the lease term of five years.  We currently do not have any plan to relocate in the foreseeable future.

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$1,584				$1,584
FICA - Employee	$67				$67
FICA - Employer					$—
Unemployment (FUTA)					$—
Income					$—
Other (Attach List)					$—
Total Federal Taxes	$1,651	$—	$—	$—	$1,651
State and Local
Income Tax Withholding					$—
Unemployment (UT)					$—
Disability Insurance (DI)					$—
Empl. Training Tax (ETT)					$—
Sales	$—				$—
Excise					$—
Real property					$—
Personal property					$—
Income					$—
Other (Attach List)					$—
Total State & Local Taxes	$—	$—	$—	$—	$—
Total Taxes	$1,651	$—	$—	$—	$1,651

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -		Claimed Amount	Allowed Amount (b)
	Secured claims (a)	$44,403,024	$8,204,174
	Priority claims other than taxes	$199,720	$152,187
	Priority tax claims
	General unsecured claims	$881,962,762	$11,320,756

	(a) List total amount of claims even if it is under secured.

(b)         Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Notes:

1.

The aggregate balance of claimed amounts indicated above includes all claims reported on the Summary of Schedules filed with the U.S. Bankruptcy Court on May 17, 2004, plus unrecorded claims asserted against Liberate during the bankruptcy proceedings of $835 million, including the contingent unliquidated disputed claim by Mitchell Kertzman of $3.3 million and $830.3 million related to claims resulting from the IPO litigation.

2.

Secured claims are related to the rejected lease for our former headquarters in San Carlos, California.  The allowed portion represents our estimate of allowable claim as permitted under the Bankruptcy Code and is secured by a letter of credit.

3.

The allowed portion of general unsecured claims includes our estimate of the allowable amount for all unsecured claims and a reserve of $6.7 million that was established to cover potential costs related to pending securities and derivative litigation.  It does not include other contingent litigation claims such as the disputed OpenTV patent claim, IPO litigation claim, or the disputed claim by Mitchell Kertzman mentioned above.

Schedule G

Rental Income Information

Not applicable to General Business Cases

Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4
Bank
Account Type
Account No.
Account Purpose
Balance, End of Month
Total Funds on Hand for all Accounts	$0

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

LIBERATE TECHNOLOGIES

Supplemental Schedule for Schedule H

Recapitulation of Funds Held at End of Month

	Account 1	Account 2	Account 3	Account 4	Account 5	Account 6

Bank	Wells Fargo	Wells Fargo	Wells Fargo	Wells Fargo	CitiGroup	Petty Cash

Account Type	Checking	Checking	Checking	Checking	Investments	Petty Cash

Account No.	4518111885	451-8111885	409-1214668	409-1214650	449-90403	N/A

Account Purpose	Sweep	Concentration	Accounts Payable	Payroll	Investments	Petty Cash

Balance, End of Month (Per Books)	$887,079	$76,604	$(320,885)	$(14,568)	$201,630,638	$355

Total Funds on Hand for Unrestricted Cash (Per Books)
	$202,259,223

Note:

The petty cash balance represents petty cash on hand and does not relate to any bank account.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended	July 31, 2004

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected		$—
2	Cash Received from Sales	$402,031	$1,348,567
3	Interest Received	$192,095	$526,722
4	Borrowings		$—
5	Funds from Shareholders, Partners, or Other Insiders		$—
6	Capital Contributions		$—
7	Proceeds from Issuance of Common Stock	$15,949	$36,696
8	COBRA Payments from Former Employees		$30,843
9	Miscellaneous Deposits	$26,604	$42,540
10	Refund from PriceWaterhouse Coopers		$92,511
11	Proceeds from the Sale of Fixed Assets	$4,357	$23,885

12	Total Cash Receipts	$641,036	$2,101,764

	Cash Disbursements
13	Payments for Inventory		$—
14	Selling		$—
15	Administrative		$—
16	Capital Expenditures		$—
17	Principal Payments on Debt		$—
18	Interest Paid		$—
	Rent/Lease:
19	Personal Property		$—
20	Real Property	$26,515	$79,463
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	$106,936	$340,219
22	Draws		$—
23	Commissions/Royalties		$—
24	Expense Reimbursements	$177	$8,704
25	Other		$—
26	Salaries/Commissions (less employee withholding)	$229,807	$688,697
27	Management Fees		$—
	Taxes:
28	Employee Withholding	$262,244	$569,615
29	Employer Payroll Taxes	$34,466	$95,969
30	Real Property Taxes		$—
31	Other Taxes	$11,200	$160,940
32	Other Cash Outflows:		$—
33	Computer/Communication	$113,112	$273,450
34	Consulting	$133,072	$263,656
35	Employee Benefits	$77,575	$258,972
36	Funding for Canadian Subsidiary	$984,700	$3,132,660
	Travel and Entertainment	$36,777	$132,233
	Void Outstanding Prepetition Checks		$(70,400)
37	Miscellaneous	$126,853	$289,522

38	Total Cash Disbursements:	$2,143,434	$6,223,700

39	Net Increase (Decrease) in Cash	$(1,502,398)	$(4,121,936)

40	Cash Balance, Beginning of Period	$203,761,621	$206,381,159

41	Cash Balance, End of Period	$202,259,223	$202,259,223

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS OF PRE-PETITION DEBT

For the Month Ended July 2004

Check No.	Date	Payee Name	Amount

9740	7/28/2004	Intelligent Technologies	712.00
2000297	7/16/2004	Song, Yang	721.61

			$1,433.61

The above payments were made pursuant to the Order Authorizing Payment of Prepetition (A) Employee and Independent Contractor Wages, Salaries and Related Items, (B) Employee Business Expenses, (C) Obligations Under Employee Benefit Plans, (D) Employee Payroll Deductions and Withholdings and (E) Related Expenses entered into as of May 4, 2004.

2000228	7/1/2004	Board of Equalization	119.12
2000256	7/8/2004	Delaware Secretary of State	309.00
2000277	7/16/2004	Board of Equalization	9,276.54
2000308	7/23/2004	Board of Equalization	1,470.00
2000327	7/23/2004	State of New Jersey	25.68

			$11,081.22

The above payments to state government agencies were made pursuant to the Order for Payment of State and Federal Taxes.

LIBERATE TECHNOLOGIES

SCHEDULE OF PAYMENTS TO OFFICERS

For the Month Ended July 2004

Salaries, net of withholdings, for the payroll period ended:

Names	7/15/2004	7/31/2004	Total

Dawes, Paul	7,710.47	7,710.51	15,420.98
Lockwood, David	7,028.06	7,028.05	14,056.11
Nguyen, Patrick	7,205.51	7,205.47	14,410.98
Scadina, Mark	6,914.37	6,914.36	13,828.73
Vachon, Phil	9,971.35	10,344.33	20,315.68
Vickers, Mark	6,280.44	6,280.44	12,560.88
Wood, Gregory	8,171.22	8,171.18	16,342.40

	$53,281.42	$53,654.34	$106,935.76

Expense reimbursements:

Names	Date	Check No.	Amount

Scadina, Mark	7/8/2004	2000264	27.50
Scadina, Mark	7/16/2004	2000296	27.00
Vickers, Mark	7/8/2004	2000267	122.80

			$177.30

Liberate Technologies US

Payments to Professionals

July FY05

Check #	Date	Vendor	Payment Amount

Professional Fees paid related to the Bankruptcy
2000282	16-Jul-04	DELAWARE CLAIMS AGE	22,075.20

All Other Professional Fees Paid (Authorized by Bankruptcy Courts Ordinary Course Professionals Order)

2000272	16-Jul-04	ALLAN JACOBSON/INTE	9,906.90
2000253	8-Jul-04	BERRY APPLEMAN AND	915.00
2000278	16-Jul-04	BURNS DOANE SWECKER	590.00
2000315	23-Jul-04	FLIESLER MEYER LLP	1,190.00
2000258	8-Jul-04	GOODMANS	2,975.38
2000317	23-Jul-04	GOODMANS	5,538.75
2000259	8-Jul-04	HARVEY SISKIND JACO	308.00
2000286	16-Jul-04	HOWREY SIMON ARNOLD	8,589.11
2000241	1-Jul-04	MOSER PATTERSON & S	7,350.25
2000325	23-Jul-04	MOSER PATTERSON & S	9,748.49
2000339	23-Jul-04	WEIL GOTSHAL AND MA	8,818.07
2000340	23-Jul-04	WILSON SONSINI GOOD	1,139.60

Total Professional Fees Paid			$57,069.55